UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

ECP ENVIRONMENTAL GROWTH OPPORTUNITIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40032	85-3692788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Beechwood Road Summit, New Jersey 07901	07901
(Address of Principal Executive Offices)	(Zip Code)

(973) 671-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one warrant	ENNVU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ENNV	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ENNVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2022, ECP Environmental Growth Opportunities Corp., a Delaware corporation (“ENNV”), entered into an amendment (the “Amendment”) to the previously disclosed Agreement and Plan of Merger (as may be further amended and modified from time to time, the “Merger Agreement”), dated as of July 18, 2021 and as amended on December 26, 2021, by and among ENNV, ENNV Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ENNV (“Merger Sub”), and Fast Radius, Inc., a Delaware corporation (“Fast Radius”), pursuant to which Merger Sub will merge with and into Fast Radius (the “Merger”) with Fast Radius surviving the Merger as a wholly owned subsidiary of ENNV. Capitalized terms not defined herein have the meaning assigned to them in the Merger Agreement. Pursuant to the Amendment, the parties agreed to, among other things, reduce the Base Purchase Price from $1.0 billion to $750 million. As a result of the Amendment, ENNV will issue up to 75,000,000 newly issued shares of Class A Common Stock, par value $0.0001 per share, of ENNV (“ENNV Class A common stock”) in connection with the Merger, up to 65,000,000 shares of which will be issued or subject to ENNV awards at the closing of the Merger and 10,000,000 shares of which will be issuable upon the attainment of certain previously disclosed performance thresholds.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Merger, holders of 31,512,573 shares of ENNV Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.01 per share for an aggregate redemption amount of approximately $315.4 million (the “Redemptions”). As a result, there will be approximately $29.9 million remaining in ENNV’s trust account following the Redemptions. Holders of ENNV Class A common stock may revoke their election to redeem all or a portion of their shares of ENNV Class A common stock by contacting ENNV’s transfer agent, American Stock Transfer & Trust Company, LLC, by emailing SPACSUPPORT@astfinancial.com by 5:00 p.m., Eastern Time, on February 3, 2022.

ENNV also announced that it convened and then adjourned, without conducting any business, its special meeting of shareholders (the “Special Meeting”). The Special Meeting has been adjourned to 9:00 a.m., Eastern Time, on February 2, 2022 (the “Adjournment”). The Special Meeting is being held to vote on ENNV’s proposed business combination with Fast Radius, as described in ENNV’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2022. The proxy card included with the previously distributed proxy materials will not be updated to reflect the adjournment and may continue to be used to vote shares in connection with the Special Meeting. The record date for the Special Meeting remains January 5, 2022. ENNV stockholders who have already voted and do not wish to change their vote do not need to vote again.

On January 31, 2022, ENNV issued a press release announcing the Amendment, the Redemptions and the Adjournment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transactions between ENNV and Fast Radius. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of ENNV’s securities, (ii) the risk that the Transactions may not be completed by ENNV’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ENNV, (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the requisite approvals of ENNV’s and Fast Radius’ stockholders, the satisfaction of the minimum trust account amount following any redemptions by ENNV’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transactions, (v) the risk that ENNV’s proposed private offering of public equity is not completed, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transactions, (vii) the effect of the announcement or pendency of the Transactions on Fast Radius’ business or employee relationships, operating results and business generally, (viii) the risk that the Transactions disrupts current plans and operations of Fast Radius, (ix) the risk of difficulties in retaining employees of Fast Radius as a result of the Transactions, (x) the outcome of any legal proceedings that may be instituted against Fast Radius or against ENNV related to the Merger Agreement or the Transactions, (xi) the ability to maintain the listing of ENNV’s securities on a national securities exchange, (xii) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and the ability to identify and realize additional opportunities, (xiv) risks related to the uncertainty of Fast Radius’ projected financial information, (xv) risks related to Fast Radius’ potential inability to become profitable and generate cash, (xvi) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xvii) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (xviii) the ability of Fast Radius to retain existing customers and attract new customers, (xix) the potential inability of Fast Radius to manage growth effectively, (xx) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xxi) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Fast Radius’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, (xxiv) the risk that Fast Radius may require additional funding for its growth plans and may not be able to obtain any additional financing on terms that are acceptable to Fast Radius or at all and (xxv) costs related to the Transactions and the failure to realize anticipated benefits of the Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of ENNV’s Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the Proxy Statement/Prospectus (as defined below) and other documents filed by ENNV from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius and ENNV assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Fast Radius nor ENNV gives any assurance that either Fast Radius or ENNV, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

This Report relates to the proposed Transactions between ENNV and Fast Radius. ENNV filed a registration statement on Form S-4 (as amended, the “Registration Statement”), including a proxy statement/prospectus (the “Proxy Statement/Prospectus), relating to the Transaction with the SEC on September 3, 2021, and the SEC declared the Registration Statement effective on January 13, 2022. The definitive Proxy Statement/Prospectus will be sent to all ENNV stockholders as of January 5, 2022, the record date established for voting on the proposed Transaction and the other matters to be voted upon at a meeting of ENNV’s stockholders to be held to approve the proposed Transaction and other matters. ENNV will also file other documents regarding the Transactions with the SEC. Before making any voting decision, investors and security holders of ENNV and Fast Radius are urged to read the Registration Statement, the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by ENNV through the website maintained by the SEC at www.sec.gov. The documents filed by ENNV with the SEC also may be obtained free of charge upon written request to ENNV at 40 Beechwood Road, Summit, New Jersey 07901.

Participants in the Solicitation

ENNV, Fast Radius and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ENNV’s stockholders in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Transactions is included in the Proxy Statement/Prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Report shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of January 31, 2022

99.1	Press Release, dated January 31, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2022		ECP Environmental Growth Opportunities Corp.

	By:	/s/ Tyler Reeder
Tyler Reeder
President and Chief Executive Officer